UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02349

Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2011

Date of reporting period:	September 30, 2011

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Income Securities Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report (unaudited)

For the year ended September 30, 2011

Market Conditions

Financial markets were extremely volatile during much of the fiscal year ending September 30, 2011. During the first half of the period, the U.S. economic recovery gained significant momentum, invigorating the corporate sector which showed strong year-over-year earnings growth and sustained profitability. Encouraging economic data helped corporate bonds outperform government bonds early in the fiscal year. However, entering the latter half of the reporting period, the market encountered significant headwinds, both from a slowing global economy and intensified concerns about European sovereign risk.

Volatility reached its peak in the final months of the fiscal year, when asset prices responded very poorly to the continuing policy uncertainty in relation to the crisis in the "peripheral" European countries, the impact of the crisis on the banking sector and ever-growing concerns over a global "double-dip" recession. The inability of European policymakers to sort out the Greek government's financing needs and growing worries that Italy would be dragged into the financial crisis undermined confidence in the banking system's ability to cope with the aftermath of a sovereign default. Fears that problems in Europe's banking system would spread (i.e., as euro area sovereign defaults led to problems first at European banks, then at U.S. and U.K. banks) further undermined confidence. After generally dodging many of the challenges facing the developed world, emerging market equity and bond funds were no longer immune to the volatility and saw major outflows as investors reconsidered the likelihood of emerging markets decoupling from problems in the developed world. This was at a time of mounting concerns that the Chinese economy, previously supposed to be the motor of the global economy, may be slowing. As the period closed, governments and central banks in both Europe and the U.S. remained hampered by political intransigence and conflicting policy objectives.

Consequently, most developed markets' government bonds continued to be seen as safe haven assets and delivered good returns during the 12-month period. Returns from most classes of credit were crimped by a widening in spreads (at best) or (as was the case for most emerging markets and bank bonds) increases in yields. Valuations in credit markets changed dramatically toward the end of the period. In fact, excluding the 2008 financial crisis, the third quarter of 2011 represented one of the worst periods for credit in over two decades. Senior banking sector securities in Europe were trading with record yield spreads, wider even than they were in the wake of the failure of Lehman Brothers. At the same time, high yield spreads were approaching levels usually associated with recessionary periods and an upward spike in default rates. Even the investment grade industrial sectors began trading with yield spreads in line with those witnessed in previous recessions. The industrial credit markets have been pricing in an economic outcome at least as bad as the 2001-2002 recession, while the banking sector was implying a very high rate of bank failure. While the probability of a recession in the developed world, and particularly in Europe, has been increasing and the stresses on the financial system have been growing, we believe that corporate bond investors have been well compensated through the elevated spreads offered in the market.

Performance Analysis

For the 12-month period ended September 30, 2011, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) decreased from $18.38 to $17.95 per share. Based on this change plus reinvestment of dividends totaling $0.91 per share, the Fund's total NAV return was 3.03 percent. ICB's value on the New York Stock Exchange (NYSE) moved from $17.79 to $17.20 per share during the same period. Based on this change plus reinvestment of dividends, the Fund's total market return was 2.00 percent. ICB's NYSE market price was at a 4.18 percent discount to its NAV. Past performance is no guarantee of future results.

The monthly dividend declared in October 2011, was unchanged at $0.0725 per share. The dividend reflects the current level of the Fund's net investment income.

The portfolio's exposure to corporate credit during the period resulted in negative performance. In particular, the portfolio's allocation to financial sector credits (both in the U.S. and Europe) detracted meaningfully from returns as spreads in the sector widened. The portfolio's opportunistic allocations to below investment grade bonds and convertible bonds also underperformed due in large part to volatility in the marketplace driven by an increase in investor risk aversion toward the end of the period.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 09/30/11
Corporate Bonds	97.6%
Asset-Backed Securities	1.8
Preferred Stock	0.2
Municipal Bond	0.2
Convertible Preferred Stock	0.1
U.S. Treasury Security	0.1
LONG-TERM CREDIT ANALYSIS as of 09/30/11
AAA	9.0%
AA	4.5
A	14.6
BBB	60.6
BB or less	10.9
Not Rated	0.4

+  Does not include open long/short futures contracts with an underlying face amount of $56,039,391 with net unrealized appreciation of $582,568. Also does not include open swap agreements with net unrealized depreciation of $5,709.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "unrated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are unrated, the Investment Adviser has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (87.8%)
	Basic Materials (7.0%)
$1,085	ArcelorMittal (Luxembourg)	9.85%	06/01/19	$1,231,070
1,165	CF Industries, Inc.	6.875	05/01/18	1,303,344
395	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	357,475
155	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.875	02/01/18	137,175
315	Georgia-Pacific LLC	7.75	11/15/29	365,203
435	Georgia-Pacific LLC	8.875	05/15/31	544,324
134	Goldcorp, Inc. (Canada)	2.00	08/01/14	167,332
375	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	382,600
870	International Paper Co.	7.50	08/15/21	1,007,974
460	Kinross Gold Corp. (Canada) (a)	5.125	09/01/21	457,215
585	Lubrizol Corp.	8.875	02/01/19	794,515
319	Lyondell Chemical Co. (a)	8.00	11/01/17	345,317
775	MeadWestvaco Corp.	7.375	09/01/19	883,994
785	Reliance Steel & Aluminum Co.	6.85	11/15/36	764,311
500	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	673,867
630	Teck Resources Ltd. (Canada)	4.75	01/15/22	642,640
705	Teck Resources Ltd. (Canada)	6.25	07/15/41	741,878
490	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	529,739
				11,329,973
	Communications (14.9%)
410	American Tower Corp.	4.50	01/15/18	411,020
380	AT&T, Inc.	6.30	01/15/38	436,789
245	Cablevision Systems Corp.	7.75	04/15/18	248,675
565	CBS Corp.	8.875	05/15/19	722,644
540	CenturyLink, Inc.	6.45	06/15/21	501,248
210	CenturyLink, Inc., Series Q	6.15	09/15/19	194,990
1,080	Comcast Corp.	6.40	05/15/38	1,247,504
1,485	Comcast Corp.	6.45	03/15/37	1,714,005
265	Corning, Inc.	7.25	08/15/36	327,776
180	COX Communications, Inc. (a)	8.375	03/01/39	248,743
945	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	1,263,743
895	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.60	02/15/21	920,825
395	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875	10/01/19	445,132
715	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625	05/15/16	769,373
115	Expedia, Inc.	5.95	08/15/20	115,753
495	Frontier Communications Corp.	8.50	04/15/20	482,625
276	Liberty Interactive LLC	3.125	03/30/23	297,735

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$590	Liberty Interactive LLC	3.50%	01/15/31	$320,499
865	NBC Universal Media LLC	4.375	04/01/21	890,193
920	News America, Inc.	6.40	12/15/35	999,418
305	News America, Inc.	6.65	11/15/37	336,337
248	Omnicom Group, Inc. (b)	0.00	07/01/38	256,370
170	Omnicom Group, Inc.	4.45	08/15/20	171,817
150	Qwest Corp.	6.875	09/15/33	142,500
310	Sable International Finance Ltd. (United Kingdom) (a)	7.75	02/15/17	302,250
232	SBA Communications Corp.	1.875	05/01/13	241,860
180	SBA Telecommunications, Inc.	8.25	08/15/19	189,900
250	Symantec Corp., Series B	1.00	06/15/13	285,937
1,885	Telecom Italia Capital SA (Italy)	7.175	06/18/19	1,892,661
800	Telefonica Europe BV (Spain)	8.25	09/15/30	897,213
2,190	Time Warner Cable, Inc.	6.75	07/01/18	2,551,926
520	Time Warner Cable, Inc.	8.75	02/14/19	666,377
350	Time Warner, Inc.	4.875	03/15/20	372,970
85	Time Warner, Inc.	6.50	11/15/36	96,807
1,565	Time Warner, Inc.	7.70	05/01/32	1,991,552
860	Viacom, Inc.	6.875	04/30/36	1,028,111
195	Vivendi SA (France) (a)	6.625	04/04/18	221,610
				24,204,888
	Consumer, Cyclical (4.9%)
825	Best Buy Co., Inc.	3.75	03/15/16	800,535
830	Chrysler Group LLC/CG Co-Issuer, Inc. (a)	8.00	06/15/19	651,550
540	Daimler Finance North America LLC (Germany)	8.50	01/18/31	765,736
228	DR Horton, Inc., Series DHI	2.00	05/15/14	230,850
985	Gap, Inc. (The)	5.95	04/12/21	928,120
265	Hyatt Hotels Corp. (a)	6.875	08/15/19	298,730
70	Ingram Micro, Inc.	5.25	09/01/17	74,472
138	International Game Technology	3.25	05/01/14	159,390
135	JC Penney Corp., Inc.	5.65	06/01/20	127,238
276	JC Penney Corp., Inc.	6.375	10/15/36	233,220
185	Levi Strauss & Co.	7.625	05/15/20	172,975
395	QVC, Inc. (a)	7.125	04/15/17	414,750
282	RadioShack Corp. (a)	2.50	08/01/13	273,187
200	Tech Data Corp.	2.75	12/15/26	201,250
175	Whirlpool Corp.	8.60	05/01/14	199,720
575	Wyndham Worldwide Corp.	5.625	03/01/21	577,968
250	Wyndham Worldwide Corp.	5.75	02/01/18	255,646

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$405	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75%	08/15/20	$427,275
825	Yum! Brands, Inc.	6.875	11/15/37	1,084,936
				7,877,548
	Consumer, Non-Cyclical (7.6%)
685	Altria Group, Inc.	10.20	02/06/39	995,772
200	Amgen, Inc., Series B	0.375	02/01/13	197,500
301	Archer-Daniels-Midland Co.	0.875	02/15/14	301,000
680	Bunge Ltd. Finance Corp.	8.50	06/15/19	848,498
200	Cephalon, Inc.	2.50	05/01/14	248,250
195	ConAgra Foods, Inc.	7.00	10/01/28	226,905
585	ConAgra Foods, Inc.	8.25	09/15/30	754,420
95	Constellation Brands, Inc.	7.25	09/01/16	100,225
775	Delhaize Group SA (Belgium)	5.70	10/01/40	805,955
162	Fortune Brands, Inc.	6.375	06/15/14	179,504
304	Gilead Sciences, Inc.	1.00	05/01/14	330,220
325	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	329,875
1,585	Kraft Foods, Inc.	5.375	02/10/20	1,796,840
80	Kraft Foods, Inc.	6.875	02/01/38	101,193
505	Kraft Foods, Inc.	6.875	01/26/39	639,369
235	Kraft Foods, Inc.	7.00	08/11/37	303,778
200	Life Technologies Corp.	1.50	02/15/24	203,000
365	Life Technologies Corp.	6.00	03/01/20	404,754
565	Lorillard Tobacco Co.	8.125	06/23/19	662,876
218	Molson Coors Brewing Co.	2.50	07/30/13	230,263
200	Mylan, Inc.	1.25	03/15/12	200,500
265	Quest Diagnostics, Inc.	6.95	07/01/37	333,683
585	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	576,225
360	TreeHouse Foods, Inc.	7.75	03/01/18	373,500
368	UnitedHealth Group, Inc.	5.80	03/15/36	427,927
675	Verisk Analytics, Inc.	5.80	05/01/21	759,204
				12,331,236
	Energy (9.0%)
258	Alpha Natural Resources, Inc.	2.375	04/15/15	246,067
65	Alpha Natural Resources, Inc.	6.00	06/01/19	60,938
280	Alpha Natural Resources, Inc.	6.25	06/01/21	262,850
395	Anadarko Petroleum Corp.	6.95	06/15/19	458,907
835	Anadarko Petroleum Corp.	8.70	03/15/19	1,054,552
261	Chesapeake Energy Corp.	2.75	11/15/35	271,440

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$385	Chesapeake Energy Corp.	7.625%		07/15/13	$405,212
110	Concho Resources, Inc.	7.00		01/15/21	110,000
550	Continental Resources, Inc.	7.125		04/01/21	558,250
775	Energy Transfer Partners LP	9.00		04/15/19	934,875
350	Enterprise Products Operating LLC	5.20		09/01/20	385,520
1,400	Enterprise Products Operating LLC	5.95		02/01/41	1,507,156
580	EQT Corp.	8.125		06/01/19	704,229
190	Gazprom OAO Via Gaz Capital SA (Russia) (a)	6.51		03/07/22	186,675
300	Hess Corp.	6.00		01/15/40	343,378
490	Hess Corp.	7.125		03/15/33	623,354
355	Kinder Morgan Energy Partners LP	6.85		02/15/20	419,824
980	Kinder Morgan Finance Co. ULC	5.70		01/05/16	987,350
225	Marathon Petroleum Corp. (a)	5.125		03/01/21	234,748
575	Marathon Petroleum Corp. (a)	6.50		03/01/41	622,431
1,030	Petro-Canada (Canada)	5.95		05/15/35	1,123,182
200	Petrobras International Finance Co. (Brazil)	5.75		01/20/20	209,600
1,090	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	1,245,038
375	QEP Resources, Inc.	6.875		03/01/21	393,750
1,100	Valero Energy Corp.	6.125		02/01/20	1,222,615
					14,571,941
	Finance (31.7%)
790	Aegon N.V. (Netherlands)	4.625		12/01/15	808,376
500	Ally Financial, Inc.	6.25		12/01/17	437,430
1,290	American Financial Group, Inc.	9.875		06/15/19	1,597,591
2,315	American International Group, Inc.	6.40		12/15/20	2,362,573
313	Ares Capital Corp. (a)	5.75		02/01/16	301,263
540	Banco Bradesco SA (Brazil) (a)	4.125		05/16/16	542,700
815	Banco de Credito del Peru (Peru) (a)	4.75		03/16/16	794,625
700	Banco Votorantim SA (Brazil) (a)	5.25		02/11/16	698,250
1,100	Barclays Bank PLC (United Kingdom) (a)	6.05		12/04/17	1,010,940
810	BBVA Bancomer SA (Mexico) (a)	4.50		03/10/16	761,400
700	BBVA US Senior SAU (Spain)	3.25		05/16/14	656,396
835	BNP Paribas SA (France)	5.00		01/15/21	818,976
1,125	Brandywine Operating Partnership LP	4.95		04/15/18	1,088,314
360	Brookfield Asset Management, Inc. (Canada)	5.80		04/25/17	380,541
1,000	Capital One Bank, USA NA	8.80		07/15/19	1,179,825
600	Capital One Capital VI	8.875		05/15/40	611,839
1,385	CNA Financial Corp.	7.35		11/15/19	1,536,112
150	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(c)	06/30/19(d)	180,869

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$600	Countrywide Financial Corp.	6.25%		05/15/16	$530,029
1,005	Credit Agricole SA (France) (a)	8.375	(c)	10/13/19(d)	796,462
815	Credit Suisse (Switzerland)	5.40		01/14/20	784,261
575	Dexus Diversfied Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	600,569
800	Digital Realty Trust LP	5.25		03/15/21	793,342
320	Discover Bank	7.00		04/15/20	339,729
420	Discover Bank	8.70		11/18/19	480,584
205	Farmers Exchange Capital (a)	7.05		07/15/28	220,228
830	Farmers Insurance Exchange (a)	8.625		05/01/24	1,020,118
450	Ford Motor Credit Co. LLC	5.00		05/15/18	435,787
355	General Electric Capital Corp.	5.30		02/11/21	368,955
1,335	Genworth Financial, Inc.	7.70		06/15/20	1,180,157
590	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	612,218
180	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	165,132
1,100	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,133,356
295	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	343,955
1,250	Hartford Financial Services Group, Inc.	5.50		03/30/20	1,220,804
795	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	678,649
325	HCP, Inc.	5.375		02/01/21	326,678
825	HCP, Inc.	5.625		05/01/17	856,960
200	Health Care REIT, Inc.	4.75		07/15/27	214,000
625	Health Care REIT, Inc.	6.125		04/15/20	652,894
420	Huntington Bancshares, Inc.	7.00		12/15/20	476,200
685	International Lease Finance Corp.	5.75		05/15/16	609,433
710	International Lease Finance Corp.	6.25		05/15/19	618,022
390	Intesa Sanpaolo SpA (Italy) (a)	6.50		02/24/21	347,060
150	Jefferies Group, Inc.	3.875		11/09/15	146,947
480	Jefferies Group, Inc.	6.875		04/15/21	499,431
400	JPMorgan Chase Bank NA	6.00		10/01/17	421,050
1,535	JPMorgan Chase Capital XXVII, Series AA	7.00		11/01/39	1,545,254
430	Lincoln National Corp.	8.75		07/01/19	510,405
425	Lloyds TSB Bank PLC (United Kingdom)	6.375		01/21/21	419,743
470	Lloyds TSB Bank PLC, MTN (United Kingdom) (a)	5.80		01/13/20	447,620
365	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	343,492
380	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	360,885
305	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	305,507
560	MetLife, Inc.	10.75		08/01/39	701,708
175	NASDAQ OMX Group, Inc. (The)	5.25		01/16/18	185,516
185	NASDAQ OMX Group, Inc. (The)	5.55		01/15/20	185,555

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$750	Nationwide Building Society (United Kingdom) (a)	6.25%		02/25/20	$757,094
575	Nationwide Financial Services (a)	5.375		03/25/21	563,388
225	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	244,854
410	Principal Financial Group, Inc.	8.875		05/15/19	522,876
850	Protective Life Corp.	7.375		10/15/19	929,065
285	Prudential Financial, Inc., MTN	6.625		12/01/37	312,946
575	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(c)	05/24/41	520,614
810	Regions Financial Corp.	5.75		06/15/15	785,700
450	Reinsurance Group of America, Inc.	6.45		11/15/19	511,577
545	Royal Bank of Scotland Group PLC (United Kingdom)	6.40		10/21/19	521,800
230	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875		03/16/15	225,372
375	Santander Holdings USA, Inc.	4.625		04/19/16	361,634
800	Santander US Debt SA Unipersonal (Spain) (a)	3.724		01/20/15	742,382
1,589	SLM Corp., MTN	6.25		01/25/16	1,561,107
320	SLM Corp., MTN	8.00		03/25/20	316,703
570	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	601,412
825	Ventas Realty LP/Ventas Capital Corp.	4.75		06/01/21	793,818
200	Vornado Realty LP	3.875		04/15/25	207,000
700	WEA Finance LLC (Australia) (a)	4.625		05/10/21	669,703
1,000	Wells Operating Partnership II	5.875		04/01/18	1,022,796
825	Willis Group Holdings PLC	4.125		03/15/16	839,470
800	XL Group Ltd. (Cayman Islands)	5.75		10/01/21	799,208
					51,457,234
	Industrials (5.3%)
810	BAA Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	825,716
370	Ball Corp.	7.375		09/01/19	392,200
560	Bemis Co., Inc. (e)	4.50		10/15/21	567,849
160	Bombardier, Inc. (Canada) (a)	7.50		03/15/18	169,600
325	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	347,750
895	CRH America, Inc.	6.00		09/30/16	959,598
460	CRH America, Inc.	8.125		07/15/18	538,756
415	Crown Americas LLC/Crown Americas Capital Corp. III (a)	6.25		02/01/21	417,075
335	DISH DBS Corp.	7.125		02/01/16	340,863
430	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00		12/30/19	457,119
650	L-3 Communications Corp.	4.95		02/15/21	679,541
775	Lafarge SA (France) (a)	6.20		07/09/15	771,760
190	Masco Corp.	6.125		10/03/16	185,481
425	Meccanica Holdings USA, Inc. (Italy) (a)	7.375		07/15/39	409,235
550	Odebrecht Finance Ltd. (Brazil) (a)	6.00		04/05/23	517,000

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$232	Orbital Sciences Corp.	2.438%	01/15/27	$232,290
247	Owens-Brockway Glass Container, Inc. (a)	3.00	06/01/15	223,535
500	Roper Industries, Inc.	6.25	09/01/19	592,214
				8,627,582
	Technology (0.9%)
550	KLA-Tencor Corp.	6.90	05/01/18	629,300
200	Linear Technology Corp., Series A	3.00	05/01/27	205,000
314	Microsoft Corp. (a)(b)	0.00	06/15/13	319,102
250	SanDisk Corp.	1.00	05/15/13	243,125
				1,396,527
	Utilities (6.5%)
760	AES Corp. (The)	8.00	06/01/20	763,800
465	CMS Energy Corp.	6.25	02/01/20	481,649
525	EDP Finance BV (Portugal) (a)	4.90	10/01/19	380,064
750	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	704,085
300	Entergy Gulf States Louisiana LLC	6.00	05/01/18	346,483
2,400	Exelon Generation Co. LLC	4.00	10/01/20	2,390,487
405	FirstEnergy Solutions Corp.	6.05	08/15/21	449,312
1,060	FirstEnergy Solutions Corp.	6.80	08/15/39	1,162,518
500	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00	09/11/19	483,988
215	Indianapolis Power & Light Co. (a)	6.30	07/01/13	233,111
170	NRG Energy, Inc.	8.50	06/15/19	164,900
1,000	PPL WEM Holdings PLC (a)	3.90	05/01/16	1,049,382
825	Puget Energy, Inc.	6.50	12/15/20	842,923
140	Toledo Edison Co. (The)	7.25	05/01/20	177,362
825	UIL Holdings Corp.	4.625	10/01/20	853,960
				10,484,024
	Total Corporate Bonds (Cost $136,872,040)			142,280,953
	Asset-Backed Securities (1.6%)
281	America West Airlines 2001-1 Pass-Through Trust, Series 011G (AMBAC Insd)	7.10	04/02/21	268,128
1,319	CVS Pass-Through Trust	6.036	12/10/28	1,391,952
794	CVS Pass-Through Trust (a)	8.353	07/10/31	987,578
	Total Asset-Backed Securities (Cost $2,419,673)			2,647,658
	Municipal Bond (0.2%)
190	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds (Cost $190,000)	6.184	01/01/34	223,389

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011 continued

NUMBER OF SHARES				VALUE
	Preferred Stock (0.2%)
	Consumer Finance
16,250	GMAC Capital Trust I (Cost $410,490)			$296,562
	Convertible Preferred Stock (0.1%)
	Diversified Financial Services
250	Bank of America Corp. Series L $72.50 (Cost $241,264)			191,497
PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investment (0.1%)
	U.S. Treasury Security
$172	U.S. Treasury Bill (Cost $171,986) (f)(g)	0.018%	03/22/12	171,986
	Total Investments (Cost $140,305,453) (h)(i)		90.0%	145,812,045
	Other Assets in Excess of Liabilities		10.0	16,218,292
	Net Assets		100.0%	$162,030,337

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

  (d)  Perpetual - Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2011.

  (e)  When-issued security.

  (f)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (g)  A portion of this security has been physically segregated in connection with open futures contracts.

  (h)  Securities are available for collateral in connection with purchase of when-issued securities, open futures contracts and swap agreements.

  (i)  The aggregate cost for federal income tax purposes is $140,818,251. The aggregate gross unrealized appreciation is $8,344,965 and the aggregate gross unrealized depreciation is $3,351,171 resulting in net unrealized appreciation of $4,993,794.

Bond Insurance:

  AMBAC  AMBAC Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2011 continued

Futures Contracts Open at September 30, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
80	Long	U.S. Treasury 2 yr. Note, Dec-11	$17,616,250	$(26,983)
93	Long	U.S. Treasury 5 yr. Note, Dec-11	11,391,047	(10,220)
47	Long	U.S. Treasury Ultra Long Bond, Dec-11	7,455,375	723,028
5	Short	U.S. Treasury 30 yr. Bond, Dec-11	(713,125)	(27,031)
145	Short	U.S. Treasury 10 yr. Note, Dec-11	(18,863,594)	(76,226)
		Net Unrealized Appreciation		$582,568

Credit Default Swap Agreements Open at September 30, 2011:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENT	VALUE	CREDIT RATING OF REFERENCE OBLIGATION++
								(unaudited)
Barclays Capital Whirlpool Corp.	Buy	$175	1.00%	June 20, 2014	$(5,709)	$9,436	$3,727	BBB-

  ++  Credit rating as issued by Standard & Poor's.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments in securities, at value (cost $140,305,453)	$145,812,045
Cash	14,761,982
Receivable for:
Interest	2,373,707
Investments sold	162,181
Variation margin	71,837
Premium paid on open swap contracts	9,436
Dividends	4,531
Prepaid expenses and other assets	8,547
Total Assets	163,204,266
Liabilities:
Unrealized depreciation on open swap agreements	5,709
Payable for:
Investments purchased	922,034
Investment advisory fee	56,801
Dividends to shareholders	38,522
Administration fee	10,819
Transfer agent fee	8,725
Accrued expenses and other payables	131,319
Total Liabilities	1,173,929
Net Assets	$162,030,337
Composition of Net Assets:
Paid-in-capital	$170,940,093
Net unrealized appreciation	6,083,451
Accumulated undistributed net investment income	164,278
Accumulated net realized loss	(15,157,485)
Net Assets	$162,030,337
Net Asset Value Per Share
9,028,744 shares outstanding (15,000,000 shares authorized of $.01 par value)	$17.95

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statement of Operations

For the year ended September 30, 2011

Net Investment Income: Income
Interest	$8,724,534
Dividends	39,476
Interest from affiliate (Note 5)	28,803
Total Income	8,792,813
Expenses
Investment advisory fee (Note 4)	688,724
Administration fee (Note 4)	131,185
Shareholder reports and notices	78,330
Professional fees	61,033
Transfer agent fees and expenses	23,647
Custodian fees	10,535
Directors' fees and expenses	6,249
Other	70,268
Total Expenses	1,069,971
Net Investment Income	7,722,842
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	5,921,117
Investments in affiliate (Note 5)	286,990
Futures contracts	337,722
Swap agreements	(284,678)
Net Realized Gain	6,261,151
Change in Unrealized Appreciation/Depreciation on:
Investments	(10,607,504)
Investments in affiliate (Note 5)	(274,336)
Futures contracts	540,092
Swap agreements	652,454
Net Change in Unrealized Appreciation/Depreciation	(9,689,294)
Net Loss	(3,428,143)
Net Increase	$4,294,699

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2011	FOR THE YEAR ENDED SEPTEMBER 30, 2010^
Increase (Decrease) in Net Assets: Operations:
Net investment income	$7,722,842	$8,611,675
Net realized gain	6,261,151	6,240,012
Net change in unrealized appreciation/depreciation	(9,689,294)	5,279,637
Net Increase	4,294,699	20,131,324
Dividends to shareholders from net investment income	(8,216,167)	(9,502,761)
Net Increase (Decrease)	(3,921,468)	10,628,563
Net Assets:
Beginning of period	165,951,805	155,323,242
End of Period (Including accumulated undistributed net investment income of $164,278 and $174,793 respectively)	$162,030,337	$165,951,805

^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "other expenses" in the Statement of Operations. Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

E. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When a fund enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or designates such assets as segregated on a Fund's records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Corporate Bonds	$142,280,953	—	$142,280,953	—
Asset-Backed Securities	2,647,658	—	2,647,658	—
Municipal Bond	223,389	—	223,389	—
Preferred Stock	296,562	$296,562	—	—
Convertible Preferred Stock	191,497	191,497	—	—
Short-Term Investment - U.S. Treasury Security	171,986	—	171,986	—
Futures	723,028	723,028	—	—
Total Assets	$146,535,073	$1,211,087	$145,323,986	—
Liabilities:
Futures	$(140,460)	$(140,460)	—	—
Credit Default Swaps	(5,709)	—	$(5,709)	—
Total Liabilities	$(146,169)	$(140,460)	$(5,709)	—
Total	$146,388,904	$1,070,627	$145,318,277	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

The Fund's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" on the Statement of Assets and Liabilities.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2011.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$723,028	†	Variation margin	$(140,460)†
Credit Risk	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	(5,709)
		$723,028			$(146,169)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2011 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$337,722	$(252,256)
Credit Risk	—	(32,422)
	$337,722	$(284,678)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$540,092	$623,702
Credit Risk	—	28,752
	$540,092	$652,454

For the year ended September 30, 2011, the average monthly original value of futures contracts was $56,348,220 and the average monthly notional amount of swap agreements was $30,618,750.

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities/prepayments of investment securities, excluding short-term investments, for the year ended September 30, 2011 aggregated $80,370,423 and $89,454,567 respectively.

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser and Administrator under Section 17 of the Act, for the year ended September 30, 2011:

VALUE SEPTEMBER 30, 2010	PURCHASES AT COST	SALES	REALIZED GAIN	INTEREST INCOME	VALUE SEPTEMBER 30, 2011
$1,681,372	—	$1,692,571	$286,990	$28,803	—

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2011, included in "directors' fees and expenses" in the Statement of Operations amounted to $540. At September 30, 2011, the Fund had an accrued pension liability of $61,302, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

6. Capital Stock

Transactions in capital stock were as follows:

	SHARES	PAR VALUE OF SHARES	CAPITAL PAID IN EXCESS OF PAR VALUE
Balance, September 30, 2009	9,028,744	$90,285	$172,263,670
Shares repurchased	—	—	—
Balance, September 30, 2010	9,028,744	90,285	172,263,670
Shares repurchased	—	—	—
Reclassification due to permanent book/tax differences	—	—	(1,413,862)
Balance, September 30, 2011	9,028,744	$90,285	$170,849,808

The Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

7. Dividends

The Fund declared the following dividends from net investment income subsequent to September 30, 2011:

DECLARATION DATE	AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
October 11, 2011	$0.0725	October 21, 2011	October 28, 2011
November 8, 2011	$0.0725	November 18, 2011	November 25, 2011

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2011	FOR THE YEAR ENDED SEPTEMBER 30, 2010
Ordinary income	$8,216,167	$9,502,761

As of September 30, 2011, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$270,485
Undistributed long-term gains	—
Net accumulated earnings	270,485
Capital loss carryforward	(14,076,460)
Temporary differences	(97,522)
Net unrealized appreciation	4,993,741
Total accumulated losses	$(8,909,756)

During the year ended September 30, 2011, the Fund utilized $6,816,890 of its net capital loss carryforward. As of September 30, 2011, the Fund had a net capital loss carryforward of $14,076,460, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$4,058,277	September 30, 2016
10,018,183	September 30, 2017

As of September 30, 2011, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities, mark-to-market of open futures contracts and swap agreements, dividend payable and nondeductible expenses.

Permanent differences, primarily due to losses on paydowns and swaps, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2011:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$482,810	$931,052	$(1,413,862)

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2011 continued

9. Expense Offset

The Fund has entered into an arrangement with State Street ("Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

10. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Morgan Stanley Income Securities Inc.

Financial Highlights

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011	2010^	2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$18.38	$17.20	$14.77		$16.95		$17.14
Income (loss) from investment operations:
Net investment income(1)	0.86	0.95	0.88		0.85		0.82
Net realized and unrealized gain (loss)	(0.38)	1.28	2.41		(2.15)		(0.12)
Total income (loss) from investment operations	0.48	2.23	3.29		(1.30)		0.70
Less dividends from net investment income	(0.91)	(1.05)	(0.88)		(0.92)		(0.93)
Anti-dilutive effect of acquiring treasury shares(1)	—	—	0.02		0.04		0.04
Net asset value, end of period	$17.95	$18.38	$17.20		$14.77		$16.95
Market value, end of period	$17.20	$17.79	$16.39		$12.27		$15.33
Total Investment Return(2):
Market value	2.00%	15.60%	42.12%		(14.88)%		1.14%
Ratios to Average Net Assets:
Total expenses	0.65%	0.66%	0.67	%(3)	0.68	%(3)	0.69	%(3)
Net investment income	4.71%	5.43%	5.82	%(3)	5.12	%(3)	4.85	%(3)
Rebate from Morgan Stanley affiliate	—	—	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$162,030	$165,952	$155,323		$135,543		$159,470
Portfolio turnover rate	52%	53%	73%		66%		46%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2011, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2010 and the financial highlights for each of the four years ended September 30, 2010 were audited by another independent registered public accounting firm whose report, dated November 24, 2010, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. as of September 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 23, 2011

Morgan Stanley Income Securities Inc.

Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as the Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

Morgan Stanley Income Securities Inc.

Shareholders Voting Results (unaudited)

On June 30, 2011, a meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Withheld	Abstain
Frank L. Bowman	7,282,249	291,123	0
Michael Bozic	7,272,354	301,018	0
James F. Higgins	7,281,996	291,376	0

Morgan Stanley Income Securities Inc.

Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Karen Toll, a Senior Associate of the Adviser, Joseph Mehlman, Executive Director of the Adviser and Christian G. Roth, Managing Director of the Adviser.

Ms. Toll has been associated with the Adviser in an investment management capacity since July 2006 and began managing the Fund in January 2011. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

•  Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

•  Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•  Convenience
You will receive a detailed account statement from Computershare Trust Company , N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

•  Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im/cef, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally one week before the

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited) continued

dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan, please visit morganstanley.com/im/cef or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078 Providence, Rl 02940

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.  If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.

2.  If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

3.  You may sell your shares through your financial advisor through the Direct Registration System ("DRS"). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited) continued

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com/im/cef.

Morgan Stanley Income Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley Income Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies.'' "Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley Income Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit our Sharing of Certain Personal Information About You with Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Morgan Stanley Income Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (888) 421-4015
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Income Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the joint staff as Director of Political - Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. LLC and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of various Morgan Stanley Funds (since July 2006); Director or Trustee of the Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Director serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") (as of December 31, 2010) and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997), Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each Officer serves an indefinite term, until his or her successor is elected.

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Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2011 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Income Securities Inc.
NYSE:ICB

Annual Report

September 30, 2011

ICBANN
IU11-02328P-Y09/11

Item 2.  Code of Ethics.

(a)                                  The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Trust/Fund’s Code of Ethics is attached hereto as Exhibit  12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$34,335		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,501,000	(2)
Tax Fees		$5,558	(3)	$1,350,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,558		$7,851,000

Total		$39,893		$7,851,000

2010

	Registrant			Covered Entities(1)
Audit Fees		$38,150		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,909,000	(2)
Tax Fees		$6,764	(3)	$1,013,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,764		$7,922,000

Total		$44,914		$7,922,000

N/A- Not applicable, as not required by Item 4.

(1)        Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)        Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)        Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)        Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)        All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley Income Securities Inc.

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Joseph Mehlman, Executive Director of the Adviser, Christian G. Roth,  Managing Director of the Adviser and Karen Toll, a Senior Associate of the Adviser.

Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008.  Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.  Ms. Toll has been associated with the Adviser in an investment management capacity since July 2006 and began managing the Fund in January 2011

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The following information is as of September 30, 2011:

Mr. Mehlman managed five registered investment companies with a total of approximately $613.5 million in assets; no pooled investment vehicles other than registered investment companies; and 53 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $12.6 billion in assets.

Mr. Roth managed six registered investment companies with a total of approximately $687.6 million in assets; 12 pooled investment vehicles other than registered investment companies with a total of approximately $6.3 billion in assets; and 39 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $14.9 billion in assets.

Ms. Toll managed four registered investment companies with a total of approximately $589.3 million in assets; no pooled investment vehicles other than registered investment companies; and 45 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $8.1 billion in assets.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

•           Cash Bonus.

•           Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•           Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.  IMAP awards contain a clawback provision that can be triggered if an individual engages in conduct detrimental to Morgan Stanley or one of its businesses — such as causing the need for a material restatement of results, a substantial loss on a holding or any loss on a holding if the employee operated outside of risk parameters, which such holding was a factor in determining compensation.

•           Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•           Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•           The investment objective of the funds/accounts managed by the portfolio manager.

•           Contribution to the business objectives of the Adviser.

•           The dollar amount of assets managed by the portfolio manager.

•           Market compensation survey research by independent third parties.

•           Other qualitative factors, such as contributions to client objectives.

•           Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of September 30, 2011, the portfolio managers did not own any shares of the Fund.

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 17, 2011